SEMIANNUAL REPORT
April 30, 2001

Logo: NUVEEN Investments

Municipal Closed-End Exchange-Traded Funds

Dependable, tax-free income to help you keep more of what you earn.



MUNICIPAL VALUE
NUV

MUNICIPAL INCOME
NMI


Invest well.

Look ahead.

LEAVE YOUR MARK.

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

Photo of: Timothy R. Schwertfeger
Chairman of the Board



Sidebar text: "Your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy."


Dear
     Shareholder


I am pleased to have this opportunity to report on the recent performance of your Nuveen Fund. During the period covered by this report, your Fund continued to meet its primary objective of providing you with attractive monthly tax-free income from a portfolio of quality municipal bonds. Detailed information on your Fund can be found in the Portfolio Managers' Comments and Performance Overview sections later in this report. I urge you to take the time to read them.

In addition to providing you with steady tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In turbulent times like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio. With strong long-term performance achieved through consistent, disciplined professional management, your Nuveen Fund also illustrates the power of taking a long-term view toward financial growth and success.

Invest Well.Look Ahead.Leave Your Mark.
Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come. For more than 100 years, Nuveen has specialized in offering quality investments such as the Nuveen Funds to those seeking to accumulate and preserve wealth and establish a lasting legacy. Our mission continues to be to provide assistance to you and your financial advisor by offering the investment services and products that can help you leave your mark. We thank you for continuing to choose Nuveen Investments as your partner as you work toward that goal.



Sincerely,

/s/ Timothy R. Schwertfeger


Timothy R. Schwertfeger
Chairman of the Board

June 15, 2001



Sidebar text: "Today, perhaps more than ever, investors have the ability to make a lasting impact on their families and their world for generations to come."

Nuveen National Municipal Closed-End Exchange-Traded Funds (NUV, NMI)

Portfolio Managers'
               Comments

Portfolio managers Tom Spalding and Steve Peterson review national economic and market conditions, key investment strategies, and the performance of the Nuveen Municipal Value Fund, Inc. (NUV) and the Nuveen Municipal Income Fund, Inc.
(NMI). Tom, who has 25 years of investment experience at Nuveen, has managed NUV since its inception in 1987, while Steve, a 13-year veteran of Nuveen, assumed portfolio management responsibility for NMI in 1998.

WHAT FACTORS HAD THE GREATEST INFLUENCE ON THE U.S. ECONOMY AND THE MUNICIPAL MARKET DURING THIS REPORTING PERIOD?

The major factors affecting the economy and the municipal market over the twelve months ended April 30, 2001, were the Federal Reserve's interest rate easing and a slowdown in economic growth.

In January 2001, the Fed began a series of 50 basis point reductions in the fed funds rate, bringing this benchmark rate by the end of the reporting period to 4.50%. (Following the close of the period covered in this report, the Fed reduced rates by another 50 basis points on May 15, bringing the federal funds rate to 4.00%, its lowest level since 1994.) The consensus among many market observers is that the Fed is poised to continue easing rates as long as signs of a significant economic slowdown remain.

In the municipal market, continued tight new issue supply helped many bonds perform well. Generally positive economic conditions over the past decade enabled more cities and states to use pay-as-you-go funding for necessary projects, rather than financing obtained through new issuance.

On the demand side, municipal bonds continued to be highly sought after by individual investors looking for diversification, tax-free income, and an alternative to a volatile stock market. As a result, municipal bond prices trended generally higher over this reporting period. Nevertheless, we believe the municipal market continued to represent good value. As of April 30, 2001, long-term municipal yields were 97% of 30-year Treasury yields, compared with 101% in April 2000.



HOW DID NUV AND NMI PERFORM OVER THE PAST TWELVE MONTHS?

For the year ended April 30, 2001, NUV and NMI produced total returns on net asset value (NAV) as shown in the accompanying table. The annual returns for the Lehman Brothers Municipal Bond Index1 and the Funds' Lipper Peer Group2 are also presented.


                                 TOTAL RETURN         LEHMAN              LIPPER
          MARKET YIELD                 ON NAV  TOTAL RETURN1            AVERAGE2
--------------------------------------------------------------------------------
                                       1 YEAR         1 YEAR              1 YEAR
                    TAXABLE-            ENDED          ENDED               ENDED
       4/30/01  EQUIVALENT3           4/30/01        4/30/01             4/30/01
--------------------------------------------------------------------------------
NUV      5.62%        8.14%            10.14%         10.37%               7.93%
--------------------------------------------------------------------------------
NMI      6.05%        8.77%             1.78%         10.37%               7.93%
--------------------------------------------------------------------------------

Past performance is not predictive of future results.

For additional information, see the individual Performance Overview for your Fund in this report.


Since mid-2000, the combination of relatively tight municipal supply, the Fed's easing, and generally favorable technicals have produced a favorable total return environment. The Funds' participation in this recovery is reflected in the total returns on NAV listed in the previous table. However, the Funds' ability to participate fully in market gains was somewhat constrained by their relatively shorter durations.4 As of April 30, 2001, the durations of NUV and NMI were 7.29 and 7.28, respectively, compared with 7.60 for the unleveraged Lehman Brothers Municipal Bond Index. In addition, the performance of NMI was affected by events involving one of that Fund's holdings. (See the question on "Key Investment Strategies" for a more detailed discussion.)


1 The performances of NUV and NMI are compared with that of the Lehman Brothers Municipal Bond Index, an unleveraged index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

2 The total returns of these Funds are compared with the average annualized return of the 12 funds in the Lipper General and Insured Unleveraged Municipal Debt Funds category. Fund and Lipper returns assume reinvestment of dividends.

3 The taxable-equivalent yield represents the yield that must be earned on a taxable investment in order to equal the yield of the Nuveen Fund on an after-tax basis. The taxable-equivalent yield is based on the Fund's market yield on the indicated date and a federal income tax rate of 31%.

4 Duration is a measure of a Fund's NAV volatility in reaction to interest rate movements.

HOW DID THIS MARKET ENVIRONMENT AFFECT THE FUNDS' DIVIDENDS AND SHARE PRICES?

Over the past twelve months, we've maintained stable dividends for both NUV and NMI. As of April 30, 2001, NUV had provided 30 consecutive months of stable dividends, while NMI had offered shareholders 34 consecutive months of steady or increasing dividends.


During this period, as the stock market remained volatile and the bond market generally performed well, many investors returned to tax-free fixed-income alternatives as a way to add balance to their portfolios and reduce overall risk. As a result, the share prices of these Funds improved (see the charts on the individual Performance Overview pages). In NUV, strong investor demand helped to narrow the discount (share price below NAV) by more than 540 basis points over the past twelve months. In NMI, the combination of a rising share price and a lower NAV caused by credit issues moved the Fund to a premium (share price above NAV). Since the market price of NUV remains lower than the actual value of the bonds in its portfolio, shareholders may want to consider taking advantage of this opportunity to add to their holdings of this Nuveen Fund.



WHAT KEY STRATEGIES WERE USED TO MANAGE NUV AND NMI DURING THE YEAR ENDED APRIL 30, 2001?
Despite the relatively tight supply of new municipal issuance during most of the past year, the Funds continued to meet their goal of keeping assets fully invested and working for shareholders. However, lower new issue supply also meant relatively fewer opportunities to make trades that would substantially enhance the Funds' holdings. As issuance did become available in the market, we focused on strengthening long-term dividend-payment capabilities, enhancing call protection, and purchasing bonds with the potential to add value and diversification to the Funds' portfolios.

In NUV, for example, we recently added to our holding of bonds issued by the Michigan State Hospital Finance Authority for Detroit Medical Center. The turnaround in this credit and its overall performance helped NUV outperform the majority of funds in its Lipper Peer Group, despite the Fund's shorter duration. This addition to the portfolio provides an excellent example of the way Nuveen research analysts help us find and understand attractive opportunities in dynamic sectors such as healthcare that are facing challenges and change.

The transportation sector, which saw heavier issuance than the rest of the market, also provided several opportunities for NUV to take advantage of widening spreads. As airports try to find solutions to overcrowding and delay problems through the addition of runways and expanded facilities, we expect to see this level of issuance to continue and even increase. Among the airports that either have recently issued or will issue bonds are Hawaii, St. Louis, Minneapolis, Chicago O'Hare, Dallas/Ft. Worth, Atlanta, and Denver.

As mentioned earlier, the total return performance of NMI was impacted by credit-related events in our holding of project finance bonds issued by the California Pollution Control Financing Authority for CanFibre of Riverside. These bonds, which represent about 3% of NMI's portfolio, were adversely affected by the bankruptcy filing of the particleboard plant's general contractor and by the California energy crisis, which raised electricity costs and interfered with plant operations. Currently, Nuveen is actively involved in seeking a resolution to the CanFibre situation that we believe will serve the best interests of our shareholders. NMI also continues to hold bonds issued by Erie County, New York, for the CanFibre plant in Lackawanna. While this plant also was affected by the general contractor's bankruptcy, we continue to monitor this holding very closely and remain cautiously optimistic that the situation there is improving.

Despite these credit concerns, NMI continued to perform as designed, providing shareholders with stable tax-free dividends and an exceptionally attractive market yield. Over the past year, we focused on further supporting and enhancing the Fund's yield by adding to our holdings in the BBB and non-rated sectors, particularly in hospital and independent power plant bonds, as credit spreads widened.

As of April 30, 2001, NUV continued to offer excellent credit quality, with 65% of its portfolio invested in bonds rated AAA/U.S. guaranteed and AA. The Fund also had a 14% allocation of BBB and non-rated bonds, which generally provided higher yields and helped to maintain NUV's income stream. At April 30, 2001, NMI had allocated 53% of its portfolio to the BBB and non-rated categories and 33% to bonds rated AAA/U.S. guaranteed and AA, up from 29% a year ago.


WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET IN GENERAL AND NUV AND NMI IN PARTICULAR?
Overall, our outlook for the fixed-income markets during the next twelve months continues to be positive. Demand for tax-exempt municipal bonds is anticipated to remain strong, as investors look for ways to rebalance their portfolios and reduce potential risk. If interest rates continue to fall and the pace of refundings accelerates, new municipal bond issuance nationwide in 2001 could exceed $200 billion. We will continue to closely monitor the economy, including Federal Reserve policies and the impact of the tax reduction bill, in order to be prepared to respond appropriately to any developing situations.

Looking specifically at these two Funds, both NUV and NMI continue to offer good levels of call protection in 2001 and 2002, with 21% of NUV's portfolio and 9% of NMI subject to calls over the next 20 months, depending on the interest rate environment during this period. In general, these positions appear to be very manageable, and we foresee no problems in working through them. While we cannot control the direction of interest rates, we continue to work to reduce the Funds' call exposure and to actively manage the Funds to mitigate the longer-term effects of the bond call process.

We will continue to look for opportunities to enhance the dividend-paying capabilities of both funds. As one example, if bonds backed by the master tobacco settlement continue to remain attractive, we plan to increase our holdings in this area. We also will keep a sharp eye out for opportunities in the transportation and healthcare sectors.

As value-oriented investors, we plan to continue to look for areas of the market that can add value for our shareholders and strengthen the Funds' dividend-payment capabilities. We believe both NUV and NMI will continue to play an important role in investors' long-range financial programs, providing balance and diversification, dependable tax-free income, and quality investments.

Nuveen Municipal Value Fund, Inc.

Performance
 Overview As of April 30, 2001

NUV

PIE CHART:
Credit Quality
AAA/U.S. Guaranteed                 43%
AA                                  22%
A                                   19%
BBB                                 11%
NR                                   3%
Other                                2%



PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                  $9.08
--------------------------------------------------
Net Asset Value                              $9.89
--------------------------------------------------
Market Yield                                 5.62%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.14%
--------------------------------------------------
Fund Net Assets ($000)                  $1,928,708
--------------------------------------------------
Average Effective Maturity (Years)           19.61
--------------------------------------------------
Average Duration                              7.29
--------------------------------------------------


ANNUALIZED TOTAL RETURN (Inception 6/87)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        17.78%        10.14%
--------------------------------------------------
5-Year                         5.65%         5.92%
--------------------------------------------------
10-Year                        5.10%         6.38%
--------------------------------------------------


TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Utilities                                      30%
--------------------------------------------------
Healthcare                                     16%
--------------------------------------------------
Transportation                                 12%
--------------------------------------------------
Tax Obligation/Limited                         11%
--------------------------------------------------
U.S. Guaranteed                                 8%
--------------------------------------------------




Bar Chart:
2000-2001 MONTHLY TAX-FREE DIVIDENDS PER SHARE2
5/00     0.0425
6/00     0.0425
7/00     0.0425
8/00     0.0425
9/00     0.0425
10/00    0.0425
11/00    0.0425
12/00    0.0425
1/01     0.0425
2/01     0.0425
3/01     0.0425
4/01     0.0425



Line Chart:
Share Price Performance
5/5/00                              8.06
                                    8.06
                                    8.06
                                    8.19
                                    8.38
                                    8.5
                                    8.38
                                    8.5
                                    8.44
                                    8.63
                                    8.56
                                    8.5
                                    8.63
                                    8.69
                                    8.69
                                    8.75
                                    8.81
                                    8.81
                                    8.88
                                    8.75
                                    8.69
                                    8.69
                                    8.69
                                    8.56
                                    8.63
                                    8.56
                                    8.63
                                    8.69
                                    8.63
                                    8.5
                                    8.5
                                    8.56
                                    8.75
                                    8.75
                                    9
                                    9.13
                                    9.13
                                    9.13
                                    9.33
                                    9.37
                                    9.19
                                    9.2
                                    9.19
                                    9.27
                                    9.2
                                    9.21
                                    9.25
                                    9.18
                                    8.98
                                    9.08
4/30/01                             9.1

Weekly Closing Price
Past performance is not predictive of future results.



1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

2 The Fund also paid shareholders capital gains and net ordinary income distributions in December 2000 of $0.0236 per share.

Nuveen Municipal Income Fund, Inc.

Performance
 Overview As of April 30, 2001


NMI

PIE CHART:

Credit Quality
AAA/U.S. Guaranteed                 24%
AA                                   9%
A                                   12%
BBB                                 25%
NR                                  28%
Other                                2%




PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $11.60
--------------------------------------------------
Net Asset Value                             $10.75
--------------------------------------------------
Market Yield                                 6.05%
--------------------------------------------------
Taxable-Equivalent Yield
(Federal Income Tax Rate)1                   8.77%
--------------------------------------------------
Fund Net Assets ($000)                     $86,417
--------------------------------------------------
Average Effective Maturity (Years)           18.60
--------------------------------------------------
Average Duration                              7.28
--------------------------------------------------


ANNUALIZED TOTAL RETURN (Inception 4/88)
--------------------------------------------------
                      On Share Price        On NAV
--------------------------------------------------
1-Year                        12.69%         1.78%
--------------------------------------------------
5-Year                         6.59%         4.71%
--------------------------------------------------
10-Year                        6.37%         5.94%
--------------------------------------------------


TOP FIVE SECTORS (AS A % OF TOTAL INVESTMENTS)
--------------------------------------------------
Utilities                                      19%
--------------------------------------------------
Tax Obligation/General                         13%
--------------------------------------------------
Healthcare                                     12%
--------------------------------------------------
Basic Materials                                10%
--------------------------------------------------
Long-Term Care                                  9%
--------------------------------------------------



Bar Chart:
2000-2001 Monthly Tax-Free Dividends Per Share
5/00                          0.0585
6/00                          0.0585
7/00                          0.0585
8/00                          0.0585
9/00                          0.0585
10/00                         0.0585
11/00                         0.0585
12/00                         0.0585
1/01                          0.0585
2/01                          0.0585
3/01                          0.0585
4/01                          0.0585


Line Chart:
Share Price Performance

5/5/00                         10.88
                               10.75
                               10.88
                               11.19
                               11.63
                               11.63
                               11.63
                               11.5
                               11.38
                               11.5
                               11.56
                               11.81
                               11.75
                               11.69
                               11.88
                               11.88
                               11.69
                               11.88
                               12.06
                               11.81
                               11.75
                               11.69
                               11.75
                               11.63
                               11.31
                               11.06
                               11.31
                               11.19
                               11.19
                               11.25
                               11
                               11
                               11.38
                               11.69
                               11.94
                               12
                               12.13
                               11.94
                               11.97
                               11.91
                               11.75
                               11.72
                               11.75
                               11.79
                               11.8
                               11.75
                               11.84
                               11.82
                               11.67
                               11.45
4/30/01                        11.51

Weekly Closing Price
Past performance is not predictive of future results.

1 Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Nuveen Fund on an after-tax basis. It is calculated using the current market yield and a federal income tax rate of 31%.

                            Nuveen Municipal Value Fund, Inc. (NUV)

                            Portfolio of
                                       Investments April 30, 2001 (Unaudited)


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Alabama - 2.0%

$       2,170   Alabama Housing Finance Authority, Single Family Mortgage                   4/08 at 102          Aaa   $   2,125,146
                 Revenue Bonds (Collateralized Home Mortgage Revenue Bond
                 Program), 1998 Series A-2, 5.450%, 10/01/28 (Alternative
                 Minimum Tax)

        5,000   The Industrial Development Board of the Town of Courtland,                 11/09 at 101         Baa1       5,228,400
                 Alabama, Solid Waste Disposal Revenue Bonds (Champion
                 International Corporation Project), Series 1999A,
                 6.700%, 11/01/29 (Alternative Minimum Tax)

        4,000   The Medical Clinic Board of the City of Jasper, Alabama,                    7/02 at 102           A3       4,019,080
                 Hospital Revenue Bonds (Walker Regiona Medical Center, Inc.
                 Project), Series 1993, 6.375%, 7/01/18

       12,000   Jefferson County, Alabama, Sewer Revenue Capital Improvement                2/09 at 101          AAA      11,720,280
                 Warrants, Series 1999-A, 5.375%, 2/01/36

       16,850   BMC Special Care Facilities Financing Authority of the City of             11/08 at 101          AAA      15,357,259
                 Montgomery, Alabama, Revenue Bonds (Baptist Health),
                 Series 1998-B, 5.000%, 11/15/29

------------------------------------------------------------------------------------------------------------------------------------

                Arizona - 1.4%

        4,900   Arizona Health Facilities Authority, Hospital Revenue Bonds                11/09 at 100           A2       4,969,335
                 (Phoenix Children's Hospital), Series 1999A, 6.250%, 11/15/29

       16,000   Arizona Health Facilities Authority, Revenue Bonds (Catholic                7/10 at 101          BBB      15,879,840
                 Healthcare West), 1999 Series A, 6.625%, 7/01/20

        5,130   Yuma Regional Medical Center on behalf of Hospital District No. 1       8/02 at 101 1/2       N/R***       5,489,254
                 of Yuma County, Arizona, Hospital Revenue Improvement and
                 Refunding Bonds (Yuma Regional Medical Center Project),
                 Series 1992, 8.000%, 8/01/17 (Pre-refunded to 8/01/02)

------------------------------------------------------------------------------------------------------------------------------------

                Arkansas - 0.2%

        1,635   City of Conway, Arkansas, Sales and Use Tax Capital Improvement            12/06 at 101          AAA       1,648,718
                 Bonds, Series 1997A, 5.350%, 12/01/17

        2,750   Jefferson County, Arkansas, Pollution Control Revenue Refunding            12/02 at 102         BBB-       2,627,680
                 Bonds (Entergy Arkansas, Inc. Project), Series 1997, 5.600%, 10/01/17

------------------------------------------------------------------------------------------------------------------------------------

                California - 6.6%

                California Educational Facilities Authority, Revenue Bonds,
                Series 2000, Loyola Marymount University:
        3,655    0.000%, 10/01/23                                                     10/09 at 41 13/16          Aaa         924,569
        7,310    0.000%, 10/01/24                                                      10/09 at 39 3/16          Aaa       1,729,327

        9,000   State of California Department of Water Resources, Water System         6/03 at 101 1/2           AA       9,193,500
                 Revenue Bonds (Central Valley Project), Series L, 5.750%, 12/01/19

       14,500   State of California Department of Water Resources, Water System            12/03 at 101           AA      13,010,270
                 Revenue Bonds (Central Valley Project), Series M, 4.750%, 12/01/24

       17,155   State Public Works Board of the State of California, The Regents            6/03 at 102          Aa2      17,206,980
                 of the University of California, Lease Revenue Refunding Bonds
                 (Various University of California Projects), 1993 Series A, 5.500%,
                 6/01/21

       15,500   California Statewide Communities Development Authority,                     4/09 at 101          BBB      14,537,295
                 Certificates of Participation, The Internext Group, 5.375%, 4/01/17

        6,530   California Statewide Communities Development Authority,                     7/03 at 102          AA-       6,595,953
                 Certificates of Participation, St. Joseph Health System Obligated
                 Group, 5.500%, 7/01/14

        3,000   Community Facilities District No. 98-2 of the Capistrano Unified            9/09 at 102          N/R       2,880,390
                 School District, Ladera, California, Special Tax Bonds, Series 1999,
                 5.750%, 9/01/29

        5,375   Central Joint Powers Health Financing Authority, Certificates of            2/03 at 100         Baa1       4,575,630
                 Participation (Community Hospital of Central California),
                 Series 1993, 5.000%, 2/01/23

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                California (continued)

                Foothill/Eastern Transportation Corridor Agency, California,
                Toll Road Revenue Bonds, Series 1995A:
$      30,000    0.000%, 1/01/22                                                           No Opt. Call          AAA   $   9,493,200
        2,500    6.000%, 1/01/34 (Pre-refunded to 1/01/07)                                  1/07 at 100          AAA       2,763,900

        7,500   Department of Water and Power of The City of Los Angeles,                  11/03 at 102          AAA       7,460,850
                 California, Electric Plant Refunding Revenue Bonds, Second
                 Issue of 1993, 5.400%, 11/15/31

       30,470   Los Angeles County Public Works Financing Authority, Lease                 12/03 at 102          AAA      30,340,198
                 Revenue Bonds (Multiple Capital Facilities Project IV),
                 4.750%, 12/01/13

        7,300   County of San Diego, California, Certificates of Participation,             9/09 at 101         Baa3       7,475,054
                 The Burnham Institute, 6.250%, 9/01/29

------------------------------------------------------------------------------------------------------------------------------------

                Colorado - 7.9%

       12,515   Colorado Health Facilities Authority, Revenue Bonds, Series 1994            5/04 at 102          AA-      12,583,457
                 (Sisters of Charity Health Care Systems, Inc.), 5.250%, 5/15/14

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992B:
        3,680    7.000%, 11/15/03 (Alternative Minimum Tax)                                11/02 at 102            A       3,894,102
        2,125    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       2,283,929
        8,290    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102            A       8,786,239

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992C:
          655    6.750%, 11/15/13 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa         699,422
        5,045    6.750%, 11/15/13 (Alternative Minimum Tax)                                11/02 at 102            A       5,309,812
        7,515    6.750%, 11/15/22 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa       8,024,667
       29,870    6.750%, 11/15/22 (Alternative Minimum Tax)                                11/02 at 102            A      31,391,877

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991A:
        3,475    8.750%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102          Aaa       3,645,553
        9,635    8.750%, 11/15/23 (Alternative Minimum Tax)                                11/01 at 102            A      10,040,248

                City and County of Denver, Colorado, Airport System Revenue Bonds,
                Series 1991D:
        1,820    7.750%, 11/15/21 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 102          Aaa       1,899,807
        6,930    7.750%, 11/15/21 (Alternative Minimum Tax)                                11/01 at 102            A       7,200,131
       10,275    7.000%, 11/15/25 (Alternative Minimum Tax) (Pre-refunded to 11/15/01)     11/01 at 100          Aaa      10,483,685
       39,745    7.000%, 11/15/25 (Alternative Minimum Tax)                                11/01 at 100            A      40,336,803

        5,000   E-470 Public Highway Authority, Colorado, Senior Revenue Bonds,             9/10 at 102          AAA       5,162,800
                 Series 2000A, 5.750%, 9/01/35

------------------------------------------------------------------------------------------------------------------------------------

                Connecticut - 0.4%

        6,820   Connecticut Housing Finance Authority, Housing Mortgage Finance             5/06 at 102           AA       7,068,862
                 Program Bonds, 1996 Series D, Subseries D-2, 6.200%, 11/15/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                District of Columbia - 1.3%

       27,725   Washington Convention Center Authority, Washington, D.C., Senior           10/08 at 100          AAA      24,356,690
                 Lien Dedicated Tax Revenue Bonds, Series 1998, 4.750%, 10/01/28

------------------------------------------------------------------------------------------------------------------------------------

                Florida - 2.1%

        5,000   Orange County, Florida, Health Facilities Authority, Hospital              10/09 at 101            A       4,964,250
                 Revenue Bonds (Orlando Regional Healthcare System),
                 Series 1999E, 6.000%, 10/01/26

        5,000   Orlando Utilities Commission, Florida, Water and Electric                  10/02 at 100          Aa2       5,006,750
                 Subordinated Revenue Bonds, Series 1992A, 5.500%, 10/01/27

        8,000   Orlando Utilities Commission, Florida, Water and Electric                  10/03 at 102          Aa2       7,890,720
                 Subordinated Revenue Refunding Bonds, Series 1993A,
                 5.250%, 10/01/23

                Orlando Utilities Commission, Florida, Water and Electric
                Subordinated Revenue Bonds, Series 1993B:
       14,000    5.600%, 10/06/17                                                          10/03 at 102          Aa2      14,306,460
        7,000    5.250%, 10/01/23                                                          10/03 at 101          Aa2       6,841,870

        2,500   Orlando Utilities Commission, Florida, Water and Electric Revenue          10/02 at 101          Aa1       2,456,050
                  Bonds, Series 1993, 5.125%, 10/01/19

------------------------------------------------------------------------------------------------------------------------------------

                Georgia - 2.2%

       20,350   City of Atlanta, Georgia, Water and Wastewater Revenue Bonds,               5/09 at 101          AAA      18,612,924
                 Series 1999A, 5.000%, 11/01/38


                Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                     Portfolio of Investments April 30, 2001 (Unaudited)


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Georgia (continued)

                Coffee County Hospital Authority, Georgia, Revenue Anticipation
                Certificates (Coffee Regional Medical Center, Inc. Project),
                Series 1997A:
$       2,500    6.250%, 12/01/06                                                          No Opt. Call          N/R   $   2,466,925
       21,100    6.750%, 12/01/26                                                          12/06 at 102          N/R      19,855,100

        2,250   Hospital Authority of the City of Royston, Georgia, Revenue                 7/09 at 102          N/R       1,881,968
                 Anticipation Certificates (Ty Cobb Healthcare System, Inc.
                 Project), Series 1999, 6.500%, 7/01/27

------------------------------------------------------------------------------------------------------------------------------------

                Illinois - 11.4%

        2,060   Aurora, Illinois, Golf Course Revenue Bonds, Series 2000, 6.375%, 1/01/20   1/10 at 100           A+       2,180,592

        5,000   City of Chicago, General Obligation Bonds, Series A of 1992,                1/02 at 102          AAA       5,176,550
                 6.250%, 1/01/12 (Pre-refunded to 1/01/02)

        2,000   Chicago School Reform Board of Trustees of the Board of Education          12/07 at 102          AAA       1,953,220
                 of the City of Chicago, Illinois, Unlimited Tax General Obligation
                 Bonds (Dedicated Tax Revenues), Series 1997A, 5.250%, 12/01/22

                Chicago School Reform Board of Trustees of the Board of
                Education of the City of Chicago, Illinois, Unlimited Tax
                General Obligation Bonds (Dedicated Tax Revenues), Series 1998A:
       15,000    0.000%, 12/01/24                                                          No Opt. Call          AAA       3,769,650
       47,500    0.000%, 12/01/28                                                          No Opt. Call          AAA       9,368,900

        1,125   Metropolitan Water Reclamation District of Greater Chicago,                No Opt. Call          AA+       1,328,434
                 General Obligation Capital Improvement Bonds, Series of
                 June 1991, 7.000%, 1/01/11

        5,190   Illinois Development Finance Authority, Industrial Development              6/02 at 102          N/R       5,254,408
                 Revenue Bonds, Series 1992 (Plano Molding Company Project),
                 7.750%, 6/01/12 (Alternative Minimum Tax)

        3,000   Illinois Development Finance Authority, Pollution Control Revenue          No Opt. Call           A-       2,954,310
                 Refunding Bonds, Series 1994 (Commonwealth Edison
                 Company Project), 5.850%, 1/15/14

                Illinois Development Finance Authority, Revenue Bonds, Series
                1996B (The Presbyterian Home Lake Forest Place Project):
        6,495    6.400%, 9/01/31 (Pre-refunded to 9/01/06)                                  9/06 at 102          AAA       7,345,131
          990    6.400%, 9/01/31                                                            9/06 at 102          AAA       1,046,588

        1,800   Illinois Development Finance Authority, Local Government                   No Opt. Call          Aaa         667,116
                 Program Revenue Bonds, Series 2000 (Rockford School District
                 Number 205 Project), 0.000%, 2/01/19

        8,000   Illinois Development Finance Authority, Revenue Bonds,                      9/11 at 100          AAA       7,351,040
                 Series 2001 (Illinois Wesleyan University), 5.125%, 9/01/35

       14,000   Illinois Health Facilities Authority, Revenue Refunding Bonds,             10/03 at 102           A-      14,768,600
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

        7,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1993           11/03 at 102          AAA       6,847,750
                 (Swedish American Hospital), 5.375%, 11/15/23

       18,015   Illinois Health Facilities Authority, Revenue Bonds, Series 1993           11/03 at 102          AAA      17,426,990
                 (Rush-Presbyterian-St. Luke's Medical Center Obligated Group),
                 5.250%, 11/15/20

                Illinois Health Facilities Authority, Revenue Bonds, Series 1992
                (South Suburban Hospital):
        1,150    7.000%, 2/15/18 (Pre-refunded to 2/15/02)                                  2/02 at 102         A***       1,206,017
        4,350    7.000%, 2/15/18                                                           No Opt. Call         A***       5,132,391

        8,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1997            8/07 at 101          AAA       7,592,000
                 (Sherman Health Systems), 5.250%, 8/01/22

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2000            5/10 at 101           A3      15,360,300
                 (Condell Medical Center), 6.500%, 5/15/30

       15,000   Illinois Health Facilities Authority, Revenue Bonds, Series 2001            2/11 at 101          AAA      14,261,850
                 (Edward Hospital Obligation Group), 5.250%, 2/15/34

       48,805   State of Illinois, Build Illinois Bonds (Sales Tax Revenue Refunding        6/02 at 101          AAA      48,864,054
                 Bonds), Series Q, 5.500%, 6/15/20

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1992A:
       18,955    0.000%, 6/15/17                                                           No Opt. Call          AAA       7,718,666
       12,300    0.000%, 6/15/18                                                           No Opt. Call          AAA       4,697,985

                Metropolitan Pier and Exposition Authority, Illinois, McCormick
                Place Expansion Project Bonds, Series 1994B:
        7,250    0.000%, 6/15/18                                                           No Opt. Call          AAA       2,769,138
        9,900    0.000%, 6/15/29                                                           No Opt. Call          AAA       1,924,065


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Illinois (continued)

$      16,550   Metropolitan Pier and Exposition Authority, Illinois, McCormick            No Opt. Call          AAA   $   5,079,195
                 Place Expansion Project Refunding Bonds, Series 1996A,
                 0.000%, 12/15/21

       11,650   Regional Transportation Authority, Cook, DuPage, Kane, Lake,                6/04 at 102          AAA      12,729,023
                 McHenry and Will Counties, Illinois, General Obligation Bonds,
                 Series 1994A, 6.250%, 6/01/24

        1,670   Tri-City Regional Port District, Illinois, Port and Terminal Facilities    No Opt. Call          N/R       1,675,645
                 Revenue Bonds, Series 1998B (1998 Refunding and Dock #2
                 Enhancement Project), 5.875%, 7/01/08 (Alternative Minimum Tax)

        2,295   School District Number 161, Will County, Illinois, Capital                 No Opt. Call          Aaa         904,276
                 Appreciation School Bonds, Series 1999, 0.000%, 1/01/18

------------------------------------------------------------------------------------------------------------------------------------

                Indiana - 2.6%

       10,000   Indiana Health Facility Financing Authority, Hospital Revenue              11/07 at 102          AAA       9,727,500
                 Bonds, Series 1997A (Sisters of St. Francis Health Services,
                 Inc. Project), 5.375%, 11/01/27

       17,105   Indiana Health Facility Financing Authority, Hospital Revenue               2/07 at 102           AA      17,427,942
                 Bonds, Series 1996A (Clarian Health Partners, Inc.),
                 6.000%, 2/15/21

        4,840   Indianapolis Airport Authority, Special Facilities Revenue Bonds,           7/04 at 102          BBB       5,122,220
                 Series 1994 (Federal Express Corporation Project),
                 7.100%, 1/15/17 (Alternative Minimum Tax)

                The Indianapolis, Indiana, Local Public Improvement Bond Bank,
                Revenue Bonds, Series 1999E:
       12,500    0.000%, 2/01/21                                                           No Opt. Call          AAA       4,040,500
       10,000    0.000%, 2/01/27                                                           No Opt. Call          AAA       2,259,500

        9,155   City of South Bend, Indiana, Multifamily Housing Revenue                    5/01 at 102          N/R       8,657,700
                 Refunding Bonds, Issue of 1994, Series A (The Pointe at
                 St. Joseph Project), 6.200%, 12/15/18

          500   City of South Bend, Indiana, Multifamily Housing Revenue                    5/01 at 102          N/R         483,125
                 Refunding Bonds, Issue of 1994, Series B (The Pointe at
                 St. Joseph Project), 6.450%, 12/15/18 (Alternative Minimum Tax)

        3,169   City of South Bend, Indiana, Multifamily Housing Revenue                   12/03 at 100          N/R       1,997,942
                 Refunding Bonds, Issue of 1994, Series C (The Pointe at
                 St. Joseph Project), 3.850%, 12/15/18

------------------------------------------------------------------------------------------------------------------------------------

                Iowa - 0.1%

       14,670   Iowa Housing Finance Authority, Single Family Housing Bonds,               No Opt. Call          AAA       2,695,466
                 1984 Issue A, 0.000%, 9/01/16

------------------------------------------------------------------------------------------------------------------------------------

                Kansas - 0.4%

        6,650   City of Newton, Kansas, Hospital Revenue Bonds (Newton                     11/04 at 102       N/R***       7,582,530
                 Healthcare Corporation), Series 1994A, 7.750%, 11/15/24
                 (Pre-refunded to 11/15/04)

------------------------------------------------------------------------------------------------------------------------------------

                Kentucky - 1.1%

       12,500   County of Carroll, Kentucky, Collateralized Pollution Control               9/02 at 102           A1      13,228,375
                 Revenue Bonds (Kentucky Utilities Company Project),
                 1992 Series A, 7.450%, 9/15/16

        8,135   Greater Kentucky Housing Assistance Corporation, Mortgage                   1/03 at 100          AAA       8,201,056
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loans -
                 Section 8 Assisted Projects), Series 1997A, 6.100%, 1/01/24

------------------------------------------------------------------------------------------------------------------------------------

                Louisiana - 1.1%

       18,445   Louisiana Public Facilities Authority, Hospital Revenue Refunding           5/01 at 100          AAA      21,967,442
                 Bonds (Southern Baptist Hospitals, Inc. Project), Series 1986,
                 8.000%, 5/15/12

------------------------------------------------------------------------------------------------------------------------------------

                Maine - 1.7%

       14,365   Maine State Housing Authority, Mortgage Purchase Bonds,                     2/04 at 102           AA      14,644,399
                 1994 Series A, 5.550%, 11/15/14

       17,240   Maine State Housing Authority, Mortgage Purchase Bonds,                     5/05 at 102           AA      17,904,430
                 1995 Series A-2, 6.650%, 11/15/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                Maryland - 0.6%

       10,900   Community Development Administration of Maryland, Department            3/07 at 101 1/2          Aa2      11,170,320
                 of Housing and Community  Development, Residential Revenue
                 Bonds, Series 1997B, 5.875%, 9/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                Massachusetts - 3.9%

        1,080   Massachusetts Municipal Wholesale Electric Company, Power                  No Opt. Call         BBB+       1,205,486
                 Supply System Revenue Bonds, 1987 Series A, 8.750%, 7/01/18


                Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                     Portfolio of Investments April 30, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Massachusetts (continued)

$       5,000   Massachusetts Industrial Finance Agency, Resource Recovery                  7/01 at 103          N/R   $   5,171,800
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

       16,400   Massachusetts Turnpike Authority, Metropolitan Highway                      1/07 at 102          AAA      14,874,964
                 System Revenue Bonds, 1997 Series C (Senior), 5.000%, 1/01/37

        8,000   Massachusetts Turnpike Authority, Metropolitan Highway System               1/07 at 102          AAA       7,444,480
                 Revenue Bonds, 1997 Series B (Subordinated), 5.125%, 1/01/37

        3,000   Massachusetts Turnpike Authority, Metropolitan Highway System               1/09 at 101          AAA       2,716,320
                 Revenue Bonds, 1999 Series A (Subordinated), 5.000%, 1/01/39

       36,580   Massachusetts Water Resources Authority, General Revenue                   11/02 at 102           AA      37,155,038
                 Refunding Bonds, 1992 Series B, 5.500%, 11/01/15

        6,000   Massachusetts Water Pollution Abatement Trust, Pool Program                 8/10 at 101          AAA       6,041,040
                 Bonds, Series 6, 5.500%, 8/01/30

------------------------------------------------------------------------------------------------------------------------------------

                Michigan - 5.6%

        6,000   The Economic Development Corporation of the City of Dearborn,               8/04 at 102          AAA       5,835,300
                 Michigan, Hospital Revenue Refunding Bonds (Oakwood
                 Obligated Group), Series 1994A, 5.250%, 8/15/21

       10,000   City of Detroit Local Development Finance Authority, Tax                    5/09 at 101          N/R       8,412,400
                 Increment Bonds, Series 1998A, 5.500%, 5/01/21

        1,400   City of Detroit, Michigan, Sewage Disposal System Revenue                   7/05 at 101          AAA       1,414,210
                  Refunding Bonds, Series 1995-B, 5.250%, 7/01/15

                County of Grand Traverse, Michigan, Hospital Finance Authority,
                Hospital Revenue Refunding Bonds (Munson Healthcare Obligated
                Group), Series 1992A:
        2,700    6.250%, 7/01/12 (Pre-refunded to 7/01/02)                                  7/02 at 102          AAA       2,840,373
        1,300    6.250%, 7/01/12                                                            7/02 at 102          AAA       1,356,836

        8,925   Michigan State Hospital Finance Authority, Revenue and Refunding            8/03 at 102         BBB-       7,979,664
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1993A, 6.500%, 8/15/18

        7,000   Michigan State Hospital Finance Authority, Hospital Revenue                 8/01 at 102          Aaa       7,223,440
                 Bonds (The Detroit Medical Center Obligated Group),
                 Series 1991A, 7.500%, 8/15/11 (Pre-refunded to 8/15/01)

       35,305   Michigan State Hospital Finance Authority, Hospital Revenue                 8/08 at 101         BBB-      26,324,114
                 Bonds ( The Detroit Medical Center Obligated Group),
                 Series 1998A, 5.250%, 8/15/28

        4,320   Michigan State Housing Development Authority, Rental Housing                4/03 at 102          AAA       4,387,608
                 Revenue Bonds, 1993 Series A, 5.875%, 10/01/17

       15,750   Michigan State Housing Development Authority, Rental Housing                6/05 at 102          AAA      16,469,460
                 Revenue Bonds, 1995 Series B, 6.150%, 10/01/15

       25,000   Michigan Strategic Fund, Limited Obligation Refunding Revenue               9/05 at 102          AAA      26,665,000
                 Bonds (Detroit Edison Company Pollution Control Bonds Project),
                 Collateralized Series 1995AA, 6.400%, 9/01/25

------------------------------------------------------------------------------------------------------------------------------------

                Minnesota - 0.2%

        3,900   Minnesota Housing Finance Agency, Rental Housing Bonds,                     2/05 at 102          AAA       3,998,436
                 1995 Series D, 5.900%, 8/01/15

------------------------------------------------------------------------------------------------------------------------------------

                Mississippi - 0.7%

       13,000   Mississippi Hospital Equipment and Facilities Authority, Revenue            5/03 at 102          AAA      13,226,460
                 Refunding and Improvement Bonds (North Mississippi Health
                 Services), 1993 Series 1, 5.750%, 5/15/16

------------------------------------------------------------------------------------------------------------------------------------

                Missouri - 0.3%

                The Industrial Development Authority of the City of West Plains,
                Missouri Hospital Facilities Revenue Bonds (Ozark Medical
                Center), Series 1997:
        1,750    5.500%, 11/15/12                                                          11/07 at 101          N/R       1,535,608
        1,000    5.600%, 11/15/17                                                          11/07 at 101          N/R         840,750

        3,075   The Industrial Development Authority of the City of West Plains,           11/09 at 101          N/R       2,793,453
                 Missouri Hospital Facilities Revenue Bonds (Ozark Medical
                 Center), Series 1999, 6.750%, 11/15/24

------------------------------------------------------------------------------------------------------------------------------------

                Nebraska - 0.1%

        2,450   Consumers Public Power District, Nebraska, Nuclear Facility                 7/01 at 100           A+       2,452,818
                  Revenue Bonds, 1968 Series, 5.100%, 1/01/03


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Nevada - 1.0%

                Director of the State of Nevada Department of Business and
                Industry, Revenue Bonds (Las Vegas Monorail Project), 1st Tier
                Series 2000:
$       7,500    0.000%, 1/01/24                                                           No Opt. Call          AAA   $   2,047,425
       18,000    5.375%, 1/01/40                                                            1/10 at 100          AAA      17,346,960

------------------------------------------------------------------------------------------------------------------------------------

                New Hampshire - 1.0%

       20,785   Business Finance Authority of the State of New Hampshire,                  10/03 at 102           A3      20,041,313
                 Pollution Control Refunding Revenue Bonds (The United
                 Illuminating Company Project), 1993 Series A, 5.875%, 10/01/33

------------------------------------------------------------------------------------------------------------------------------------

                New Jersey - 2.1%

       25,625   New Jersey Economic Development Authority, Special Facilities               9/09 at 101           BB      23,906,075
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 1999,
                 6.250%, 9/15/29 (Alternative Minimum Tax)

       12,250   New Jersey Economic Development Authority, Special Facilities              11/10 at 101           BB      12,440,855
                 Revenue Bonds (Continental Airlines, Inc. Project), Series 2000,
                 7.000%, 11/15/30 (Alternative Minimum Tax)

        5,000   New Jersey Health Care Facilities Financing Authority, Revenue              7/10 at 101         BBB-       4,993,350
                 Bonds, Trinitas Hospital Obligated Group Issue, Series 2000,
                 7.500%, 7/01/30

------------------------------------------------------------------------------------------------------------------------------------

                New York - 9.6%

        5,360   Village of East Rochester, New York, Housing Authority,                     8/07 at 102          AAA       5,518,924
                 FHA-Insured Mortgage Revenue Bonds (St. John's Meadows
                 Project), Series 1997A, 5.600%, 8/01/17

                Long Island Power Authority, New York, Electric System General
                Revenue Bonds, Series 1998A:
       11,000    5.250%, 12/01/26                                                           6/08 at 101          AAA      10,794,520
       31,595    5.500%, 12/01/29                                                           6/03 at 101           A-      31,345,715

       15,500   Long Island Power Authority, New York, Electric System General              9/11 at 100           A-      15,312,295
                 Revenue Bonds, Series 2001A, 5.375%, 9/01/25

        5,000   The City of New York, New York, General Obligation Bonds,               8/03 at 101 1/2            A       5,193,650
                 Fiscal 1994 Series D, 5.750%, 8/15/10

        5,000   The City of New York, New York, General Obligation Bonds,               2/06 at 101 1/2            A       5,236,350
                 Fiscal 1996 Series G, 5.750%, 2/01/14

       10,000   The City of New York, New York, General Obligation Bonds,               8/06 at 101 1/2            A      10,593,200
                 Fiscal 1997 Series E, 6.000%, 8/01/16

       13,395   The City of New York, New York, General Obligation Bonds,                   8/07 at 101            A      14,162,132
                 Fiscal 1998 Series D, 5.500%, 8/01/10

       39,610   The City of New York, New York, General Obligation Bonds,                  10/07 at 101            A      41,712,895
                 Fiscal 1997 Series G, 6.000%, 10/15/26

       15,000   New York City Municipal Water Finance Authority, Water and                  6/06 at 101          AAA      15,462,600
                 Sewer System Revenue Bonds, Fiscal 1996 Series B,
                 5.750%, 6/15/26

        5,200   Dormitory Authority of the State of New York, Court Facilities              5/10 at 101            A       5,516,056
                 Lease Revenue Bonds (The City of New York Issue), Series 1999,
                 6.000%, 5/15/39

        7,000   Dormitory Authority of the State of New York, Mental Health                 8/09 at 101          AA-       6,708,450
                 Services Facilities Improvement Revenue Bonds, Series 1999D,
                 5.250%, 2/15/29

        9,315   New York State Medical Care Facilities Finance Agency,                      8/03 at 102          AAA       9,726,816
                 St. Luke's-Roosevelt Hospital Center FHA-Insured Mortgage
                 Revenue Bonds, 1993 Series A, 5.600%, 8/15/13

        7,500   Power Authority of the State of New York, Revenue Bonds,                   11/10 at 100          Aa2       7,308,450
                 Series 2000A, 5.250%, 11/15/40

------------------------------------------------------------------------------------------------------------------------------------

                North Carolina - 3.3%

        2,600   City of Charlotte, North Carolina, Refunding Certificates of               12/03 at 102          AAA       2,585,726
                 Participation (Convention Facility Project), Series 1993C,
                 5.250%, 12/01/20

       11,965   North Carolina Eastern Municipal Power Agency, Power System             9/03 at 102 1/2          BBB      11,818,907
                 Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

       11,610   North Carolina Eastern Municipal Power Agency, Power System                 1/03 at 102          BBB      11,671,533
                 Revenue Bonds, Series 1993-D, 5.875%, 1/01/14

        1,000   North Carolina Eastern Municipal Power Agency, Power System                 1/07 at 102          AAA       1,052,190
                 Revenue Bonds, Refunding Series 1996A, 5.700%, 1/01/13

       14,060   North Carolina Municipal Power Agency Number 1, Catawba                     1/03 at 100         BBB+      14,019,226
                 Electric Revenue Bonds, Series 1992, 5.750%, 1/01/15

       12,290   North Carolina Municipal Power Agency Number 1, Catawba                     7/01 at 100         BBB+      12,234,203
                 Electric Revenue Bonds, Series 1985B, 6.000%, 1/01/20


                Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                   Portfolio of Investments April 30, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                North Carolina (continued)

$      10,000   North Carolina Municipal Power Agency Number 1, Catawba                     1/10 at 101         BBB+   $  10,369,200
                 Electric Revenue Bonds, Series 1999B, 6.500%, 1/01/20
------------------------------------------------------------------------------------------------------------------------------------

                Oklahoma - 0.1%

        2,350   Midwest City Memorial Hospital Authority, Midwest City,                     4/02 at 102      BBB+***       2,481,436
                 Oklahoma, Hospital Revenue Bonds, Series 1992,
                 7.375%, 4/01/22 (Pre-refunded to 4/01/02)

------------------------------------------------------------------------------------------------------------------------------------

                Pennsylvania - 3.5%

        5,955   Pennsylvania Convention Center Authority, Refunding Revenue                 9/04 at 102          BBB       6,223,332
                 Bonds, 1994 Series A, 6.750%, 9/01/19

       11,175   Pennsylvania Housing Finance Agency, Single Family Mortgage                10/03 at 102          AA+      11,354,918
                 Revenue Bonds, Series 1993-36, 5.450%, 10/01/14

        9,000   Pennsylvania Housing Finance Agency, Single Family Mortgage                 4/06 at 102          AA+       9,311,670
                 Revenue Bonds, Series 1996-51, 6.375%, 4/01/28
                 (Alternative Minimum Tax)

       18,850   Pennsylvania Intergovernmental Cooperation Authority, Special               6/03 at 100          AAA      17,826,068
                 Tax Revenue Refunding Bonds (City of Philadelphia Funding
                 Program), Series of 1993A, 5.000%, 6/15/22

        4,500   Pennsylvania Higher Educational Facilities Authority, The Trustees          7/08 at 100           AA       3,887,145
                 of the University of Pennsylvania, Revenue Bonds, Series 1998,
                 4.500%, 7/15/21

       19,255   City of Philadelphia, Pennsylvania, Water and Wastewater                    6/03 at 102          AAA      19,641,063
                 Revenue Bonds, Series 1993, 5.500%, 6/15/14

------------------------------------------------------------------------------------------------------------------------------------

                Puerto Rico - 0.8%

       10,000   Puerto Rico Infrastructure Financing Authority, Special Obligation         10/10 at 101          AAA      10,249,800
                 Bonds, 2000 Series A, 5.500%, 10/01/40

        5,500   Puerto Rico Industrial, Tourist, Educational, Medical, and                  6/10 at 101         Baa2       5,767,520
                 Environmental Control Facilities Financing Authority,
                 Cogeneration Facility Revenue Bonds, 2000 Series A,
                 6.625%, 6/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                Rhode Island - 0.3%

        6,250   Rhode Island Health and Educational Building Corporation,                   5/07 at 102          AAA       6,001,813
                 Hospital Financing Revenue Bonds, Lifespan Obligated
                 Group Issue, Series 1996, 5.250%, 5/15/26
------------------------------------------------------------------------------------------------------------------------------------

                South Carolina - 1.0%

       13,000   Piedmont Municipal Power Agency, South Carolina, Electric                   7/01 at 100         BBB-      10,941,320
                 Revenue Bonds, 1986 Refunding Series, 5.000%, 1/01/25

        8,000   South Carolina Jobs and Economic Development Authority,                    12/10 at 102          BBB       8,133,200
                 Hospital Improvement Revenue Bonds (Palmetto Health
                 Alliance), Series 2000A, 7.375%, 12/15/21
------------------------------------------------------------------------------------------------------------------------------------

                Tennessee - 0.1%

        2,125   Municipal Energy Acquisition Corporation, Tennessee, Gas                   No Opt. Call          AAA       2,002,451
                  Revenue Bonds, Series 1999, 4.125%, 3/01/08

------------------------------------------------------------------------------------------------------------------------------------

                Texas - 6.1%

       11,990   Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,         6/01 at 102         BBB-      12,252,101
                 Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

       12,525   City of Austin, Texas, Combined Utility Systems Revenue Bonds,              5/01 at 100          AAA      12,548,923
                 Series 1986A, 8.000%, 11/15/16 (Pre-refunded to 5/15/01)

       24,265   City of Austin, Texas, Combined Utility Systems Revenue                    No Opt. Call          AAA      35,248,552
                 Refunding Bonds, Series 1992A, 12.500%, 11/15/07

        2,565   Corpus Christi, Texas, Housing Finance Corporation, Single Family           7/01 at 103          AAA       2,665,240
                 Mortgage Senior Revenue Refunding Bonds, Series 1991A,
                 7.700%, 7/01/11

       10,000   Harris County, Texas, Toll Road Unlimited Tax and Subordinate               8/01 at 102          AA+      10,284,600
                 Lien Revenue Refunding Bonds, Series 1991, 6.750%, 8/01/14

       10,045   City of Houston, Texas, Airport System Subordinate Lien Revenue             7/10 at 100          AAA      10,440,070
                 Bonds, Series 2000A, 5.875%, 7/01/16 (Alternative Minimum Tax)

                Irving Independent School District, Unlimited Tax School Building
                Bonds, Series 1997:
        5,685    0.000%, 2/15/10                                                           No Opt. Call          AAA       3,708,098
        3,470    0.000%, 2/15/11                                                           No Opt. Call          AAA       2,135,473


    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                Texas (continued)

$      22,060   Leander Independent School District, Williamson and Travis             8/09 at 31 15/32          AAA   $   4,252,506
                 Counties, Texas, Unlimited Tax School Building and Refunding
                 Bonds, Series 2000, 0.000%, 8/15/27

       14,625   Matagorda County Navigation District Number One, Texas,                    10/01 at 101          AAA      14,752,238
                 Collateralized Revenue Refunding Bonds, Series 1995 (Houston
                 Lighting and Power Company Project), 5.800%, 10/15/15

        4,000   Industrial Development Corporation of Port of Corpus Christi,               4/08 at 102         BBB-       3,687,040
                 Texas, Revenue Refunding Bonds (Valero Refining and Marketing
                 Company Project), 5.400%, 4/01/18

        5,750   Weslaco Health Facilities Development Corporation, Hospital                 1/04 at 102          AAA       5,626,088
                 Revenue Bonds, Series 1994 (Knapp Medical Center Project),
                 5.375%, 6/01/23

------------------------------------------------------------------------------------------------------------------------------------

                Utah - 3.1%

       12,000   Intermountain Power Agency, Utah, Power Revenue Refunding                   7/06 at 102           A+      11,252,520
                 Bonds, 1996 Series D, 5.000%, 7/01/21

                Intermountain Power Agency, Utah, Power Supply Revenue
                Refunding Bonds, 1993 Series A:
       16,080    5.500%, 7/01/20                                                            7/03 at 102        A+***      16,164,742
       21,045    5.500%, 7/01/20                                                            7/03 at 102           A+      20,956,821
        7,560    5.000%, 7/01/23                                                            7/03 at 100           A+       7,046,525

        4,905   Utah Housing Finance Agency, Single Family Mortgage Bonds,              1/10 at 101 1/2          AAA       4,629,584
                 1998 Series G, 5.200%, 7/01/30 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                Virginia - 0.2%

        3,245   Virginia Housing Development Authority, Multifamily Housing                 1/08 at 102          AA+       3,286,049
                 Bonds, Series 1997E, 5.600%, 11/01/17 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                Washington - 9.8%

          215   Washington Public Power Supply System, Nuclear Project No. 1               No Opt. Call          AAA         218,913
                 Revenue Bonds, Series D, 14.375%, 7/01/01

        9,450   Washington Public Power Supply System, Nuclear Project No. 1                7/03 at 102          AAA       9,615,470
                 Refunding Revenue Bonds, Series 1993A, 5.700%, 7/01/17

                Washington Public Power Supply System, Nuclear Project No. 1
                Refunding Revenue Bonds, Series 1993C:
       27,000    5.400%, 7/01/12                                                            7/03 at 102          Aa1      27,491,400
        2,970    5.375%, 7/01/15                                                            7/03 at 102          Aa1       2,985,177

       11,390   Washington Public Power Supply System, Nuclear Project No. 2                7/03 at 102          Aa1      11,748,102
                  Refunding Revenue Bonds, Series 1993A, 5.750%, 7/01/12

       17,700   Washington Public Power Supply System, Nuclear Project No. 2                7/04 at 102          Aa1      18,253,833
                 Refunding Revenue Bonds, Series 1994A, 5.375%, 7/01/10

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993B:
       11,510    5.625%, 7/01/12                                                            7/03 at 102          Aa1      11,813,864
        9,000    5.600%, 7/01/17                                                            7/03 at 102          AAA       9,106,830

                Washington Public Power Supply System, Nuclear Project No. 3
                Refunding Revenue Bonds, Series 1993C:
       81,000    5.400%, 7/01/12                                                            7/03 at 102          Aa1      82,474,199
       14,850    5.375%, 7/01/15                                                            7/03 at 102          Aa1      14,925,883

------------------------------------------------------------------------------------------------------------------------------------

                West Virginia - 0.4%

        7,180   West Virginia Housing Development Fund, Housing Finance Bonds,             11/06 at 102          AAA       7,418,303
                 Series 1997-A, 6.050%, 5/01/27

------------------------------------------------------------------------------------------------------------------------------------

                Wisconsin - 2.1%

       20,385   The Wisconsin Public Power Incorporated System, Power Supply                7/03 at 102          AAA      19,924,706
                 System Revenue Bonds, Series 1993A, 5.250%, 7/01/21

        1,120   Wisconsin Housing and Economic Development Authority,                       3/04 at 102           AA       1,149,970
                 Homeownership Revenue Bonds, 1994 Series B,
                 6.750%, 9/01/25 (Alternative Minimum Tax)

       17,020   Wisconsin Health and Educational Facilities Authority, Revenue              8/03 at 102          AAA      17,034,466
                 Bonds (Sisters of the Sorrowful Mother - Ministry Corporation),
                 Series 1993D, 5.500%, 8/15/19


                Nuveen Municipal Value Fund, Inc. (NUV) (continued)
                     Portfolio of Investments April 30, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Wisconsin (continued)

$       1,750   Wisconsin Health and Educational Facilities Authority, Revenue              8/03 at 102          AAA   $   1,775,042
                 Bonds (Sisters of the Sorrowful Mother - Ministry Corporation),
                 Series 1993C, 5.400%, 8/15/13
------------------------------------------------------------------------------------------------------------------------------------
$   2,071,684   Total Investments (cost $1,810,048,192) - 98.4%                                                        1,897,346,678
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.6%                                                                      31,361,013
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                     $1,928,707,691
                ====================================================================================================================



                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                    N/R  Investment is not rated.


                                 See accompanying notes to financial statements.

                Nuveen Municipal Income Fund, Inc. (NMI)
                Portfolio of
                       Investments April 30, 2001 (Unaudited)
    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------

                California - 5.9%

$       5,530   Adelanto School District, San Bernardino County, California,               No Opt. Call          AAA   $   1,679,185
                 General Obligation Bonds (Bank Qualified), 1997 Series A,
                 0.000%, 9/01/22

                Brea Olinda Unified School District, California, General
                Obligation Bonds (Election of 1999), Series 1999A:
        2,000    0.000%, 8/01/21                                                           No Opt. Call          AAA         647,720
        2,070    0.000%, 8/01/22                                                           No Opt. Call          AAA         631,474
        2,120    0.000%, 8/01/23                                                           No Opt. Call          AAA         610,284

        3,000   California Pollution Control Financing Authority, Solid Waste               7/07 at 102          N/R         300,000
                 Disposal Revenue Bonds (CanFibre of Riverside Project),
                 Tax-Exempt Series 1997A, 9.000%, 7/01/19 (Alternative
                 Minimum Tax)+

        1,150   Foothill/Eastern Transportation Corridor Agency, California,                1/07 at 100          AAA       1,271,394
                 Toll Road Revenue Bonds, Series 1995A, 6.000%, 1/01/34
                 (Pre-refunded to 1/01/07)

------------------------------------------------------------------------------------------------------------------------------------

                Colorado - 3.4%

                City and County of Denver, Colorado, Airport System Revenue
                Bonds, Series 1992B:
          410    7.250%, 11/15/23 (Alternative Minimum Tax) (Pre-refunded to 11/15/02)     11/02 at 102          Aaa         440,664
        1,590    7.250%, 11/15/23 (Alternative Minimum Tax)                                11/02 at 102            A       1,685,177

          780   City and County of Denver, Colorado, Airport System Revenue                11/01 at 102            A         812,807
                 Bonds, Series 1991A, 8.750%, 11/15/23 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                Connecticut - 6.6%

        1,480   Capitol Region Education Council, Connecticut, Revenue Bonds,              10/05 at 102          BBB       1,564,567
                 6.750%, 10/15/15

        3,000   State of Connecticut Health and Educational Facilities Authority,           7/06 at 102         BBB-       3,051,960
                 Revenue Bonds, University of New Haven Issue, Series D,
                 6.700%, 7/01/26

        1,000   Housing Authority of the City of Willimantic, Multifamily Housing          10/05 at 105          AAA       1,104,470
                 Revenue Bonds, Series 1995A (GNMA Collateralized
                 Mortgage Loan - Village Heights Apartments Project),
                 8.000%, 10/20/30

------------------------------------------------------------------------------------------------------------------------------------

                Florida - 5.1%

        1,670   Dade County, Florida, Industrial Development Authority, Industrial          6/05 at 102          N/R       1,716,626
                 Development Revenue Bonds, Series 1995 (Miami Cerebral
                 Palsy Residential Services, Inc. Project), 8.000%, 6/01/22

        2,000   Martin County, Florida, Industrial Development Authority, Industrial       12/04 at 102         BBB-       2,078,560
                 Development Revenue Bonds, Series 1994A (Indiantown
                 Cogeneration, L.P. Project), 7.875%, 12/15/25 (Alternative
                 Minimum Tax)

          600   Martin County, Florida, Industrial Development Authority, Industrial       12/04 at 102         BBB-         628,380
                 Development Revenue Refunding Bonds, Series B (Indiantown
                 Cogeneration Project), 8.050%, 12/15/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                Illinois - 12.4%

        4,275   City of Chicago, Tax Increment Allocation Bonds (Irving/Cicero              1/09 at 100          N/R       4,160,943
                 Redevelopment Project), Series 1998, 7.000%, 1/01/14

        1,300   Illinois Health Facilities Authority, McHenry, Illinois, Revenue            9/03 at 102           A-       1,395,745
                 Bonds (Northern Illinois Medical Center Project), Series 1993,
                 6.000%, 9/01/19

        2,000   Illinois Health Facilities Authority, Revenue Refunding Bonds              10/03 at 102           A-       2,109,800
                 (Illinois Masonic Medical Center), Series 1993, 5.500%, 10/01/19

        1,145   Illinois Housing Development Authority, Homeowner Mortgage                  8/04 at 102           AA       1,168,953
                 Revenue Bonds, 1994 Series A-2, 6.700%, 8/01/25
                 (Alternative Minimum Tax)

        1,960   Joliet Regional Port District Airport Facilities, Revenue Bonds             7/07 at 103          N/R       1,860,412
                 (Lewis University Airport), Series 1997A, 7.250%, 7/01/18
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                Indiana - 9.7%

        9,000   Whitley County, Indiana, Solid Waste and Sewage Disposal                   11/10 at 102          N/R       8,381,970
                 Revenue Bonds (Steel Dynamics Inc., Project), Series 1998,
                 7.250%, 11/01/18 (Alternative Minimum Tax)


                Nuveen Municipal Income Fund, Inc. (NMI) (continued)
                     Portfolio of Investments April 30, 2001 (Unaudited)

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Louisiana - 3.4%

                Louisiana Public Facilities Authority, Extended Care Facilities
                Revenue Bonds (Comm-Care Corporation Project), Series 1994:
$         405    11.000%, 2/01/04                                                          No Opt. Call          BBB   $     435,209
        2,000    11.000%, 2/01/14                                                          No Opt. Call          BBB       2,515,060

------------------------------------------------------------------------------------------------------------------------------------

                Maryland - 2.4%

        2,000   Anne Arundel County, Maryland, Multifamily Housing Revenue                 No Opt. Call         BBB-       2,082,920
                 Bonds (Twin Coves Apartments Project), Series 1994,
                 7.450%, 12/01/24 (Alternative Minimum Tax)
                 (Mandatory put 12/01/03)

------------------------------------------------------------------------------------------------------------------------------------

                Massachusetts - 3.6%

        3,000   Massachusetts Industrial Finance Agency, Resource Recovery                  7/01 at 103          N/R       3,103,080
                 Revenue Bonds (SEMASS Project), Series 1991A, 9.000%, 7/01/15

------------------------------------------------------------------------------------------------------------------------------------

                Minnesota - 3.3%

        2,795   Minnesota Housing Finance Agency, Single Family Mortgage                    1/07 at 102          AA+       2,894,083
                 Bonds, 1995 Series M, 5.875%, 1/01/17

------------------------------------------------------------------------------------------------------------------------------------

                Mississippi - 4.7%

        4,500   Mississippi Business Finance Corporation, Pollution Control Revenue        10/03 at 102         BBB-       4,089,870
                 Refunding Bonds (System Energy Resources, Inc. Project),
                 Series 1998, 5.875%, 4/01/22

------------------------------------------------------------------------------------------------------------------------------------

                New Hampshire - 0.8%

          700   New Hampshire Higher Educational and Health Facilities Authority,           1/07 at 102         BBB-         650,846
                 Revenue Bonds, Series 1997 (New Hampshire College),
                 6.375%, 1/01/27

------------------------------------------------------------------------------------------------------------------------------------

                New York - 21.0%

        1,500   County of Cattaraugus, New York, Industrial Development Agency,            No Opt. Call          N/R       1,454,130
                 Tax-Exempt Industrial Development Revenue Bonds, Series 1999A
                 (Laidlaw Energy and Environmental, Inc. Project), 8.500%, 7/01/21
                 (Alternative Minimum Tax)

        5,000   Erie County, New York, Industrial Development Agency, Solid Waste          12/10 at 103          N/R       2,500,000
                 Disposal Facility Revenue Bonds (1998 CanFibre of Lackawanna
                 Project), 8.875%, 12/01/13 (Alternative Minimum Tax)

                The City of New York, New York, General Obligation Bonds, Fiscal
                1996 Series F:
          500    5.750%, 2/01/15                                                        2/06 at 101 1/2            A         521,660
        1,400    5.750%, 2/01/19                                                        2/06 at 101 1/2            A       1,445,262

        1,000   The City of New York, New York, General Obligation Bonds,               2/06 at 101 1/2            A       1,047,270
                 Fiscal 1996 Series G, 5.750%, 2/01/14

        1,250   The City of New York, New York, General Obligation Bonds,              11/06 at 101 1/2            A       1,339,225
                 Fiscal 1997 Series D, 5.875%, 11/01/11

        2,500   New York State Medical Care Facilities Finance Agency, Brookdale            2/05 at 102          AAA       2,811,275
                 Hospital Medical Center Secured Hospital Revenue Bonds,
                 1995 Series A, 6.800%, 8/15/12 (Pre-refunded to 2/15/05)

        2,630   UFA Development Corporation, Utica, New York, FHA-Insured                   1/07 at 102          Aa2       2,618,533
                 Mortgage Revenue Bonds, Series 1997A (Loretto-Utica Project),
                 6.125%, 7/01/35

        4,190   Yates County Industrial Development Agency, New York, Civic                 2/11 at 101          AAA       4,322,278
                 Facility Revenue Bonds, Series 2000A (Soldiers and Sailors
                 Memorial Hospital - FHA-Insured Mortgage), 6.000%, 2/01/41

------------------------------------------------------------------------------------------------------------------------------------

                Ohio - 1.2%

        1,000   County of Franklin, Ohio, Hospital Facilities Mortgage Revenue              7/03 at 103          AAA       1,038,690
                 Bonds, 1991 Series A (Ohio Presbyterian Retirement Services),
                 8.750%, 7/01/21 (Pre-refunded to 7/01/03)

------------------------------------------------------------------------------------------------------------------------------------

                Oklahoma - 0.8%

          685   Oklahoma County Industrial Authority, Revenue Bonds (Oklahoma               7/01 at 100          N/R         687,165
                 Blood Institute Project), Series 1988, 9.000%, 7/01/03

------------------------------------------------------------------------------------------------------------------------------------

                Oregon - 1.2%

        1,000   State of Oregon, Housing and Community Services Department,             7/07 at 101 1/2          Aa2       1,006,020
                 Mortgage Revenue Bonds, 1997 Series H (Single Family
                 Mortgage Program), 5.650%, 7/01/28 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------

                Pennsylvania - 5.3%

        1,800   Allegheny County, Pennsylvania, Hospital Development Authority,            11/10 at 102           B+       1,780,470
                 Health System Revenue Bonds, Series 2000B (West Penn
                 Allegheny Health System), 9.250%, 11/15/30

    PRINCIPAL                                                                             OPTIONAL CALL                       MARKET
  AMOUNT (000)  DESCRIPTION                                                                 PROVISIONS*    RATINGS**           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                Pennsylvania (continued)

$       1,750   Carbon County Industrial Development Authority, Pennsylvania,              No Opt. Call         BBB-   $   1,787,380
                 Resource Recovery Revenue Refunding Bonds, 2000 Series
                 (Panther Creek Partners Project), 6.650%, 5/01/10
                 (Alternative Minimum Tax)

        1,000   Pennsylvania Convention Center Authority, Refunding Revenue                 9/04 at 102          BBB       1,045,060
                 Bonds, 1994 Series A, 6.750%, 9/01/19

------------------------------------------------------------------------------------------------------------------------------------

                Texas - 6.1%

        1,055   Alliance Airport Authority, Inc., Special Facilities Revenue                6/01 at 102         BBB-       1,078,062
                 Bonds, Series 1990 (American Airlines, Inc. Project),
                 7.500%, 12/01/29 (Alternative Minimum Tax)

          645   Hidalgo County Housing Finance Corporation, Texas, Single Family            4/04 at 102          Aaa         665,724
                 Mortgage Revenue Bonds, Series 1994A (GNMA and FNMA
                 Collateralized), 7.000%, 10/01/27 (Alternative Minimum Tax)

        3,000   Laredo Independent School District, Webb County, Texas,                     8/09 at 100          AAA       2,896,260
                 Unlimited Tax School Building Bonds, Series 1999, 5.250%, 8/01/24

                West Independent School District, McLennan and Hill Counties,
                Texas, Unlimited Tax School Building and Refunding Bonds, Series
                1998:
        1,000    0.000%, 8/15/25                                                       8/13 at 51 27/32          AAA         231,660
        1,000    0.000%, 8/15/26                                                        8/13 at 49 3/32          AAA         217,590
        1,000    0.000%, 8/15/27                                                       8/13 at 46 15/32          AAA         204,701

------------------------------------------------------------------------------------------------------------------------------------

                Washington - 1.6%

        1,240   Housing Authority of the City of Bellingham, Washington, Housing           11/04 at 100        A1***       1,370,325
                 Revenue Bonds, Series 1994 (Cascade Meadows Project),
                 7.100%, 11/01/23 (Pre-refunded to 11/01/04)
------------------------------------------------------------------------------------------------------------------------------------
$      99,625   Total Investments (cost $88,601,677) - 98.5%                                                              85,140,899
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                       1,275,986
                --------------------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                                      $  86,416,885
                ====================================================================================================================


                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                    ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                    *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                      + In November 2000, CanFibre Riverside filed for bankruptcy protection. The bonds have continued to pay interest payments by drawing on a debt service reserve. Nuveen is working closely with the project managers to develop a remedy that we believe will best serve the interest of shareholders.

                    N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of
    Net Assets April 30, 2001 (Unaudited)



                                                                                                 MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                           (NUV)               (NMI)
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
 Investments in municipal securities, at market value                                             $1,897,346,678         $85,140,899
 Cash                                                                                                  5,382,292                  --
 Receivables:
   Interest                                                                                           35,110,920           2,036,331
   Investments sold                                                                                    1,030,000                  --
 Other assets                                                                                            124,411              17,223
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                 1,938,994,301          87,194,453
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
 Cash overdraft                                                                                               --             209,254
 Accrued expenses:
   Management fees                                                                                       886,041              46,428
   Other                                                                                               1,114,892              51,826
 Dividends payable                                                                                     8,285,677             470,060
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                               10,286,610             777,568
------------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                        $1,928,707,691         $86,416,885
====================================================================================================================================
Shares outstanding                                                                                   194,959,520           8,038,537
====================================================================================================================================
Net asset value per share outstanding (net assets
   divided by shares outstanding)                                                                 $         9.89         $     10.75
====================================================================================================================================


Statement of
    Operations  Six Months Ended April 30, 2001 (Unaudited)

                                                                                                MUNICIPAL VALUE    MUNICIPAL INCOME
                                                                                                          (NUV)               (NMI)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                                   $56,196,313          $3,140,026
-----------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                       5,341,317             285,539
Shareholders' servicing agent fees and expenses                                                         142,850              13,325
Custodian's fees and expenses                                                                           230,334              21,591
Directors' fees and expenses                                                                              8,170                 400
Professional fees                                                                                        10,632               6,665
Shareholders' reports - printing and mailing expenses                                                   183,866               8,169
Stock exchange listing fees                                                                              81,055               8,114
Investor relations expense                                                                              168,885               9,255
Other expenses                                                                                           39,892               4,950
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                                                            6,207,001             358,008
   Custodian fee credit                                                                                 (90,668)             (4,742)
-----------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                          6,116,333             353,266
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                50,079,980           2,786,760
-----------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain (loss) from investment transactions                                                   (62,072)             10,278
Change in net unrealized appreciation (depreciation) of investments                                  29,038,602          (2,104,639)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                     28,976,530          (2,094,361)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                          $79,056,510           $ 692,399
===================================================================================================================================

                                 See accompanying notes to financial statements.


Statement of
    Changes in Net Assets (Unaudited)


                                                               MUNICIPAL VALUE (NUV)                   MUNICIPAL INCOME (NMI)
                                                      -------------------------------------    -------------------------------------
                                                      SIX MONTHS ENDED           YEAR ENDED    SIX MONTHS ENDED          YEAR ENDED
                                                               4/30/01             10/31/00             4/30/01            10/31/00
-----------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment income                                    $  50,079,980       $  101,169,378         $ 2,786,760        $  5,586,898
Net realized gain (loss) from investment transactions          (62,072)           4,597,296              10,278            (476,451)
Change in net unrealized appreciation (depreciation)
    of investments                                          29,038,602           50,413,638          (2,104,639)         (2,382,682)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  79,056,510          156,180,312             692,399           2,727,765
-----------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From undistributed net investment income                   (50,203,410)         (99,546,449)         (2,817,510)         (5,579,745)
From accumulated net realized gains from
    investment transactions                                 (4,112,336)                  --                  --            (461,215)
-----------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions
    to shareholders                                        (54,315,746)         (99,546,449)         (2,817,510)         (6,040,960)
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from shares issued to shareholders
   due to reinvestment of distributions                             --                   --             327,745             404,802
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                       24,740,764           56,633,863          (1,797,366)         (2,908,393)
Net assets at the beginning of period                    1,903,966,927        1,847,333,064          88,214,251          91,122,644
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                         $1,928,707,691       $1,903,966,927         $86,416,885         $88,214,251
===================================================================================================================================
Balance of undistributed net
   investment income at the end of period               $    1,985,811       $    2,109,241         $   163,298         $   194,048
===================================================================================================================================



                                 See accompanying notes to financial statements.

Notes to
      Financial Statements (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
The National Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen Municipal Value Fund, Inc. (NUV) and Nuveen Municipal Income Fund, Inc. (NMI).

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2001, there were no such outstanding purchase commitments in either of the Funds.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended April 30, 2001.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Audit Guide
In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. It is not anticipated that the adoption of the Guide will have a significant effect on the financial statements.

2. FUND SHARES
Transactions in shares were as follows:

                                                           MUNICIPAL VALUE (NUV)        MUNICIPAL INCOME (NMI)
                                                     ----------------------------   ----------------------------

                                                     SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                                                          4/30/01       10/31/00         4/30/01       10/31/00
----------------------------------------------------------------------------------------------------------------

Shares issued to shareholders
due to reinvestment of
distributions                                                     --           --             28,439      35,420
================================================================================================================

3. DISTRIBUTIONS TO SHAREHOLDERS
The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2001, to shareholders of record on May 15, 2001, as follows:

                                                                                          MUNICIPAL    MUNICIPAL
                                                                                         VALUE (NUV) INCOME (NMI)
----------------------------------------------------------------------------------------------------------------

Dividend per share                                                                            $.0425      $.0585
================================================================================================================


4. SECURITIES TRANSACTIONS
Purchases and sales (including maturities) of investments in long-term municipal securities and short-term municipal securities for the six months ended April 30, 2001, were as follows:

                                                                                          MUNICIPAL    MUNICIPAL
                                                                                         VALUE (NUV) INCOME (NMI)
----------------------------------------------------------------------------------------------------------------
Purchases:
   Long-term municipal securities                                                       $117,981,908  $5,821,088
   Short-term municipal securities                                                        10,500,000   1,600,000
Sales and maturities:
   Long-term municipal securities                                                        141,641,287     616,941
   Short-term municipal securities                                                        10,500,000   5,600,000
================================================================================================================


At April 30, 2001, the identified cost of investments owned for federal income tax purposes were as follows:

                                                                                         MUNICIPAL     MUNICIPAL
                                                                                        VALUE (NUV)  INCOME (NMI)
----------------------------------------------------------------------------------------------------------------

                                                                                    $1,810,194,748   $88,601,677
----------------------------------------------------------------------------------------------------------------

At October 31, 2000, the Funds' last fiscal year end, Municipal Income (NMI) had unused capital loss carryforwards of $476,451 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2008.

Notes to
    Financial Statements (Unaudited) (continued)




5. UNREALIZED APPRECIATION (DEPRECIATION)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at April 30, 2001, were as follows:

                                                                                        MUNICIPAL      MUNICIPAL
                                                                                       VALUE (NUV)   INCOME (NMI)
----------------------------------------------------------------------------------------------------------------

Gross unrealized:
   appreciation                                                                      $104,126,745    $ 3,165,918
   depreciation                                                                       (16,974,815)    (6,626,696)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)                                           $ 87,151,930    $(3,460,778)
================================================================================================================

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Funds' investment management agreements with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays to the Adviser an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net assets of each Fund as follows:

AVERAGE DAILY NET ASSETS                                                                    MUNICIPAL VALUE (NUV)
----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                            .3500 of 1%
For the next $500 million                                                                             .3250 of 1
For net assets over $1 billion                                                                        .3000 of 1
================================================================================================================


AVERAGE DAILY NET ASSETS                                                                   MUNICIPAL INCOME (NMI)
----------------------------------------------------------------------------------------------------------------
For the first $125 million                                                                            .6500 of 1%
For the next $125 million                                                                             .6375 of 1
For the next $250 million                                                                             .6250 of 1
For the next $500 million                                                                             .6125 of 1
For the next $1 billion                                                                               .6000 of 1
For the next $3 billion                                                                               .5875 of 1
For net assets over $5 billion                                                                        .5750 of 1
================================================================================================================


In addition, Municipal Value (NUV) pays an annual management fee, payable monthly, based on gross interest income as follows:

GROSS INTEREST INCOME                                                                       MUNICIPAL VALUE (NUV)
----------------------------------------------------------------------------------------------------------------
For the first $50 million                                                                                  4.125%
For the next $50 million                                                                                   4.000
For gross income over $100 million                                                                         3.875
================================================================================================================


The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. COMPOSITION OF NET ASSETS
At April 30, 2001, net assets consisted of:

                                                                                        MUNICIPAL   MUNICIPAL
                                                                                       VALUE (NUV) INCOME (NMI)
----------------------------------------------------------------------------------------------------------------
Shares, $.01 par value per share                                                    $   1,949,595   $     80,385
Paid-in surplus                                                                     1,837,697,688     90,100,153
Balance of undistributed net investment income                                          1,985,811        163,298
Accumulated net realized gain (loss) from investment transactions                        (223,889)      (466,173)
Net unrealized appreciation (depreciation) of investments                              87,298,486     (3,460,778)
----------------------------------------------------------------------------------------------------------------
Net assets                                                                         $1,928,707,691   $ 86,416,885
================================================================================================================
Authorized shares                                                                     350,000,000    200,000,000
================================================================================================================


8. INVESTMENT COMPOSITION
At April 30, 2001, the revenue sources by municipal purpose, expressed as a percent of long-term investments, were as follows:

                                                                                          MUNICIPAL   MUNICIPAL
                                                                                         VALUE (NUV) INCOME (NMI)
----------------------------------------------------------------------------------------------------------------

Basic Materials                                                                                  --%          10%
Education and Civic Organizations                                                                 2            4
Healthcare                                                                                       16           12
Housing/Multifamily                                                                               3            4
Housing/Single Family                                                                             4            7
Long-Term Care                                                                                    1            9
Tax Obligation/General                                                                            6           13
Tax Obligation/Limited                                                                           11            8
Transportation                                                                                   12            6
U.S. Guaranteed                                                                                   8            8
Utilities                                                                                        30           19
Water and Sewer                                                                                   7           --
----------------------------------------------------------------------------------------------------------------
                                                                                                100%         100%
================================================================================================================


Certain long-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (37% for Municipal Value (NUV) and 12% for Municipal Income (NMI)). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial
      Highlights (Unaudited)

Selected data for a share outstanding throughout each period:



                                                       Investment Operations                             Less Distributions
                                              ---------------------------------------        ---------------------------------------

                                                         Net Realized/
                            Beginning               Net     Unrealized                              Net
                            Net Asset        Investment     Investment                       Investment        Capital
                                Value            Income    Gain (Loss)          Total            Income          Gains        Total
------------------------------------------------------------------------------------------------------------------------------------
Municipal Value (NUV)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
     2001(a)                   $ 9.77              $.26          $ .14          $ .40             $(.26)         $(.02)       $(.28)
     2000                        9.48               .52            .28            .80              (.51)            --         (.51)
     1999                       10.37               .51           (.80)          (.29)             (.51)          (.09)        (.60)
     1998                       10.29               .53            .21            .74              (.53)          (.13)        (.66)
     1997                       10.18               .58            .22            .80              (.58)          (.11)        (.69)
     1996                       10.29               .61           (.03)           .58              (.61)          (.08)        (.69)


Municipal Income (NMI)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
     2001(a)                    11.01               .35           (.26)           .09              (.35)            --         (.35)
     2000                       11.43               .70           (.36)           .34              (.70)          (.06)        (.76)
     1999                       12.10               .70           (.61)           .09              (.69)          (.07)        (.76)
     1998                       12.02               .71            .11            .82              (.71)          (.03)        (.74)
     1997                       11.96               .76            .11            .87              (.76)          (.05)        (.81)
     1996                       11.97               .77           (.02)           .75              (.76)            --         (.76)
====================================================================================================================================



                                                                Total Returns
                                                        ----------------------------
                             Ending
                          Net Asset            Ending       Based on   Based on Net
                              Value      Market Value   Market Value+   Asset Value+
------------------------------------------------------------------------------------
Municipal Value (NUV)
------------------------------------------------------------------------------------
Year Ended 10/31:
     2001(a)                 $ 9.89          $ 9.0800           9.36%          4.09%
     2000                      9.77            8.5625           5.46           8.71
     1999                      9.48            8.6250          (7.50)         (2.94)
     1998                     10.37            9.9375          10.55           7.49
     1997                     10.29            9.6250          10.39           8.18
     1996                     10.18            9.3750           3.10           5.84


Municipal Income (NMI)
------------------------------------------------------------------------------------
Year Ended 10/31:
     2001(a)                  10.75           11.6000           6.26            .79
     2000                     11.01           11.2500           9.45           3.02
     1999                     11.43           11.0000          (5.77)           .74
     1998                     12.10           12.4375           5.21           7.06
     1997                     12.02           12.5625          11.96           7.60
     1996                     11.96           12.0000          12.42           6.49
====================================================================================


                                                           Ratios/Supplemental Data
                        ----------------------------------------------------------------------------------------
                                                Before Credit                After Credit**
                                         -------------------------     ----------------------------
                                                      Ratio of Net                     Ratio of Net
                                           Ratio of     Investment       Ratio of        Investment
                            Ending         Expenses      Income to       Expenses         Income to    Portfolio
                        Net Assets       to Average        Average     to Average           Average     Turnover
                              (000)      Net Assets     Net Assets     Net Assets        Net Assets         Rate
----------------------------------------------------------------------------------------------------------------
Municipal Value (NUV)
----------------------------------------------------------------------------------------------------------------

Year Ended 10/31:
     2001(a)            $1,928,708              .65%*         5.20%*          .64%*            5.21%*         6%
     2000                1,903,967              .65           5.44            .64              5.44          17
     1999                1,847,333              .65           5.09            .65              5.10          13
     1998                2,022,282              .65           5.18            .65              5.18          19
     1997                2,005,380              .68           5.71            .68              5.71          19
     1996                1,984,627              .69           5.98            .69              5.98          18



Municipal Income (NMI)
----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
     2001(a)                86,417              .82*          6.33*           .80*             6.34*          1
     2000                   88,214              .80           6.20            .77              6.23           6
     1999                   91,123              .82           5.88            .82              5.89          31
     1998                   95,756              .82           5.91            .82              5.91          23
     1997                   94,283              .83           6.39            .83              6.39           9
     1996                   93,249              .80           6.49            .80              6.49          10
================================================================================================================




*        Annualized.

**       After custodian fee credit, where applicable.

+ Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share. Total returns are not annualized.

a)       For the six months ended April 30, 2001.


                                 See accompanying notes to financial statements.

Build Your Wealth
       Automatically


NUVEEN EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

sidebar:

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

Fund
   Information


BOARD OF DIRECTORS
Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN, TRANSFER AGENT
AND SHAREHOLDER SERVICES
J.P. Morgan Chase & Co.
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

LEGAL COUNSEL
Morgan, Lewis &
Bockius LLP
Washington, D.C.

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the six-month period ended April 30, 2001. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Serving Investors
     for Generations

Photo of:John Nuveen, Sr.

For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



Invest well.

Look ahead.

LEAVE YOUR MARK.(SM)


LOGO: NUVEEN Investments



Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                    FSA-1-4-01